SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 8, 2009

INTERAMERICAN ACQUISITION GROUP INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51510	20-2828369
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2918 Fifth Avenue South, Suite 209, San Diego, California 92103
(Address of principal executive offices, including zip code)

(619) 298-9883
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CAR 240.13e-4(c))

Item 8.01    Other Events.

On September 8, 2009, InterAmerican Acquisition Group Inc. (“IAG”) announced that its stockholders approved its previously-announced proposed business combination with Sing Kung Limited at a meeting that took place on September 8, 2009 at the offices of Kramer Levin Naftalis & Frankel LLP, counsel to IAG, at 1177 Avenue of the Americas, New York, New York 10036.  A copy of the press release for such announcement is attached to this Report as Exhibit 99.1.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

99.1	Press Release of InterAmerican Acquisition Group Inc. dated September 8, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

InterAmerican Acquisition Group, Inc.

	By:	/s/ William C. Morro
William C. Morro
Chief Executive Officer

Dated: September 8, 2009